January 27, 2025                                        Exhibit 99.1

Park National Corporation reports 2024 results

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the fourth quarter and full year of 2024. Park's board of directors declared a quarterly cash dividend of $1.07 per common share, payable on March 10, 2025, to common shareholders of record as of February 14, 2025.

“Our consistent and measured growth stems from our team’s absolute focus on meeting customer needs to produce meaningful results,” said Park Chairman and Chief Executive Officer David Trautman. “Helping customers flourish remains our primary goal.”

Park’s net income for the fourth quarter of 2024 was $38.6 million, a 57.7 percent increase from $24.5 million for the fourth quarter of 2023. Fourth quarter 2024 net income per diluted common share was $2.37, compared to $1.51 for the fourth quarter of 2023. Park's net income for the full year of 2024 was $151.4 million, a 19.5 percent increase from $126.7 million for the full year of 2023. Net income per diluted common share for the full year of 2024 was $9.32 compared to $7.80 for the full year of 2023.

Park’s total loans increased 4.6 percent during 2024. Park's total deposits increased 1.3 percent during 2024, with an increase of 2.7 percent including off balance sheet deposits. The combination of solid loan growth and steady deposits contributed to Park's success in 2024.

“As we enter the new year, we look forward to the opportunity to deepen relationships with our customers, communities and all stakeholders,” said Park President Matthew Miller. “Our bankers are dedicated to helping all those we serve achieve their financial goals and thrive in 2025,” said Park President Matthew Miller.

Headquartered in Newark, Ohio, Park National Corporation has $9.8 billion in total assets (as of December 31, 2024). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation: (1) Park's ability to execute our business plan successfully and within the expected timeframe; (2) adverse changes in future economic and financial market conditions; (3) adverse changes in real estate values and liquidity in our primary market areas; (4) the financial health of our commercial borrowers; (5) adverse changes in federal, state and local governmental law and policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation, government shutdown, infrastructure spending and social programs; (6) changes in consumer spending, borrowing and saving habits; (7) our litigation and regulatory compliance exposure; (8) increased credit risk and higher credit losses resulting from loan concentrations; (9) competitive pressures among financial services organizations; (10) changes in accounting policies and practices as may be adopted by regulatory agencies; (11) Park's assumptions and estimates used in applying critical accounting policies and modeling which may prove unreliable, inaccurate or not predictive of actual results; (12) Park's ability to anticipate and respond to technological changes and Park's reliance on, and the potential failure of, a number of third-party vendors to perform as expected; (13) failures in or breaches of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers; (14) negative impacts on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia; (15) effects of a fall in stock market prices on Park's asset and wealth management businesses; (16) continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; (17) the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; (18) the impact of widespread natural and other disasters, pandemics, dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; (19) the potential further deterioration of the U.S. economy due to financial, political, or other shocks; (20) the effect of healthcare laws in the U.S. and potential changes for such laws that may increase our healthcare and other costs and negatively impact our operations and financial results; (21) the impact of larger or similar-sized financial institutions encountering problems that may adversely affect the banking industry; and (22) other risk factors relating to the financial services industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023

	2024	2024	2023	Percent change vs.
(in thousands, except common share and per common share data and ratios)	4th QTR	3rd QTR	4th QTR	3Q '24	4Q '23
INCOME STATEMENT:
Net interest income	$103,445	$101,114	$95,074	2.3%	8.8%
Provision for credit losses	3,935	5,315	1,809	(26.0)%	117.5%
Other income	31,064	36,530	15,519	(15.0)%	100.2%
Other expense	83,241	85,681	79,043	(2.8)%	5.3%
Income before income taxes	$47,333	$46,648	$29,741	1.5%	59.2%
Income taxes	8,703	8,431	5,241	3.2%	66.1%
Net income	$38,630	$38,217	$24,500	1.1%	57.7%

MARKET DATA:
Earnings per common share - basic (a)	$2.39	$2.37	$1.52	0.8%	57.2%
Earnings per common share - diluted (a)	2.37	2.35	1.51	0.9%	57.0%
Quarterly cash dividend declared per common share	1.06	1.06	1.05	—%	1.0%
Special cash dividend declared per common share	0.50	—	—	N.M.	N.M.
Book value per common share at period end	76.98	76.74	71.06	0.3%	8.3%
Market price per common share at period end	171.43	167.98	132.86	2.1%	29.0%
Market capitalization at period end	2,770,134	2,713,152	2,141,235	2.1%	29.4%

Weighted average common shares - basic (b)	16,156,827	16,151,640	16,113,215	—%	0.3%
Weighted average common shares - diluted (b)	16,283,701	16,264,393	16,216,562	0.1%	0.4%
Common shares outstanding at period end	16,158,982	16,151,640	16,116,479	—%	0.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.54%	1.53%	0.98%	0.7%	57.1%
Return on average shareholders' equity (a)(b)	12.32%	12.56%	8.81%	(1.9)%	39.8%
Yield on loans	6.21%	6.24%	5.84%	(0.5)%	6.3%
Yield on investment securities	3.46%	3.74%	3.88%	(7.5)%	(10.8)%
Yield on money market instruments	4.75%	5.38%	5.30%	(11.7)%	(10.4)%
Yield on interest earning assets	5.82%	5.88%	5.48%	(1.0)%	6.2%
Cost of interest bearing deposits	1.90%	2.06%	1.84%	(7.8)%	3.3%
Cost of borrowings	3.86%	3.97%	4.42%	(2.8)%	(12.7)%
Cost of paying interest bearing liabilities	1.99%	2.15%	2.01%	(7.4)%	(1.0)%
Net interest margin (g)	4.51%	4.45%	4.17%	1.3%	8.2%
Efficiency ratio (g)	61.60%	61.98%	70.93%	(0.6)%	(13.2)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$66.89	$66.62	$60.87	0.4%	9.9%
Average interest earning assets	9,176,540	9,100,594	9,120,407	0.8%	0.6%
Pre-tax, pre-provision net income (j)	51,268	51,963	31,550	(1.3)%	62.5%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended December 31, 2024, September 30, 2024 and December 31, 2023

				Percent change vs.
(in thousands, except ratios)	December 31, 2024	September 30, 2024	December 31, 2023	3Q '24	4Q '23
BALANCE SHEET:
Investment securities	$1,100,861	$1,233,297	$1,429,144	(10.7)%	(23.0)%
Loans	7,817,128	7,730,984	7,476,221	1.1%	4.6%
Allowance for credit losses	87,966	87,237	83,745	0.8%	5.0%
Goodwill and other intangible assets	163,032	163,320	164,247	(0.2)%	(0.7)%
Other real estate owned (OREO)	938	1,119	983	(16.2)%	(4.6)%
Total assets	9,805,350	9,903,049	9,836,453	(1.0)%	(0.3)%
Total deposits	8,143,526	8,214,671	8,042,566	(0.9)%	1.3%
Borrowings	280,083	306,964	517,329	(8.8)%	(45.9)%
Total shareholders' equity	1,243,848	1,239,413	1,145,293	0.4%	8.6%
Tangible equity (d)	1,080,816	1,076,093	981,046	0.4%	10.2%
Total nonperforming loans	69,932	71,541	61,118	(2.2)%	14.4%
Total nonperforming assets	70,870	72,660	62,101	(2.5)%	14.1%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	79.72%	78.07%	76.01%	2.1%	4.9%
Total nonperforming loans as a % of period end loans	0.89%	0.93%	0.82%	(4.3)%	8.5%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.91%	0.94%	0.83%	(3.2)%	9.6%
Allowance for credit losses as a % of period end loans	1.13%	1.13%	1.12%	—%	0.9%
Net loan charge-offs	$3,206	$4,653	$2,666	(31.1)%	20.3%
Annualized net loan charge-offs as a % of average loans (b)	0.16%	0.24%	0.14%	(33.3)%	14.3%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	12.69%	12.52%	11.64%	1.4%	9.0%
Tangible equity (d) / Tangible assets (f)	11.21%	11.05%	10.14%	1.4%	10.6%
Average shareholders' equity / Average assets (b)	12.47%	12.20%	11.16%	2.2%	11.7%
Average shareholders' equity / Average loans (b)	16.08%	15.76%	14.94%	2.0%	7.6%
Average loans / Average deposits (b)	93.00%	92.69%	89.48%	0.3%	3.9%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Year months ended December 31, 2024 and December 31, 2023

(in thousands, except common share and per common share data and ratios)	2024	2023	Percent change vs '23
INCOME STATEMENT:
Net interest income	$398,019	$373,113	6.7%
Provision for credit losses	14,543	2,904	400.8%
Other income	122,588	92,634	32.3%
Other expense	321,339	309,239	3.9%
Income before income taxes	$184,725	$153,604	20.3%
Income taxes	33,305	26,870	23.9%
Net income	$151,420	$126,734	19.5%

MARKET DATA:
Earnings per common share - basic (a)	$9.38	$7.84	19.6%
Earnings per common share - diluted (a)	9.32	7.80	19.5%
Quarterly cash dividend declared per common share	4.24	4.20	1.0%
Special cash dividend declared per common share	0.50	—	N.M.

Weighted average common shares - basic (b)	16,143,708	16,163,500	(0.1)%
Weighted average common shares - diluted (b)	16,244,797	16,250,019	—%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.53%	1.27%	20.5%
Return on average shareholders' equity (a)(b)	12.65%	11.55%	9.5%
Yield on loans	6.14%	5.55%	10.6%
Yield on investment securities	3.74%	3.73%	0.3%
Yield on money market instruments	5.16%	5.00%	3.2%
Yield on interest earning assets	5.78%	5.18%	11.6%
Cost of interest bearing deposits	1.97%	1.52%	29.6%
Cost of borrowings	4.05%	3.79%	6.9%
Cost of paying interest bearing liabilities	2.08%	1.67%	24.6%
Net interest margin (g)	4.41%	4.11%	7.3%
Efficiency ratio (g)	61.44%	65.87%	(6.7)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$10,322	$4,921	109.8%
Net loan charge-offs as a % of average loans (b)	0.14%	0.07%	100.0%

CAPITAL & LIQUIDITY
Average shareholders' equity / Average Assets (b)	12.09%	11.02%	9.7%
Average shareholders' equity / Average loans (b)	15.69%	15.19%	3.3%
Average loans / Average deposits (b)	92.34%	86.39%	6.9%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Average interest earning assets	9,085,850	9,171,721	(0.9)%
Pre-tax, pre-provision net income (j)	199,268	156,508	27.3%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Month Ended
	December 31		December 31
(in thousands, except share and per share data)	2024	2023	2024	2023

Interest income:
Interest and fees on loans	$120,870	$108,495	$467,602	$399,795
Interest on debt securities:
Taxable	8,641	13,055	41,718	52,786
Tax-exempt	1,351	2,248	5,524	10,966
Other interest income	2,751	1,408	8,121	8,123
Total interest income	133,613	125,206	522,965	471,670

Interest expense:
Interest on deposits:
Demand and savings deposits	19,802	19,467	82,789	71,776
Time deposits	7,658	6,267	29,594	12,677
Interest on borrowings	2,708	4,398	12,563	14,104
Total interest expense	30,168	30,132	124,946	98,557

Net interest income	103,445	95,074	398,019	373,113

Provision for credit losses	3,935	1,809	14,543	2,904

Net interest income after provision for credit losses	99,510	93,265	383,476	370,209

Other income	31,064	15,519	122,588	92,634

Other expense	83,241	79,043	321,339	309,239

Income before income taxes	47,333	29,741	184,725	153,604

Income taxes	8,703	5,241	33,305	26,870

Net income	$38,630	$24,500	$151,420	$126,734

Per common share:
Net income - basic	$2.39	$1.52	$9.38	$7.84
Net income - diluted	$2.37	$1.51	$9.32	$7.80

Weighted average common shares - basic	16,156,827	16,113,215	16,143,708	16,163,500
Weighted average common shares - diluted	16,283,701	16,216,562	16,244,797	16,250,019

Cash dividends declared:
Quarterly dividend	$1.06	$1.05	$4.24	$4.20
Special dividend	$0.50	$—	$0.50	$—

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2024	December 31, 2023

Assets

Cash and due from banks	$122,363	$160,477
Money market instruments	38,203	57,791
Investment securities	1,100,861	1,429,144
Loans	7,817,128	7,476,221
Allowance for credit losses	(87,966)	(83,745)
Loans, net	7,729,162	7,392,476
Bank premises and equipment, net	69,522	74,211
Goodwill and other intangible assets	163,032	164,247
Other real estate owned	938	983
Other assets	581,269	557,124
Total assets	$9,805,350	$9,836,453

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,612,708	$2,628,234
Interest bearing	5,530,818	5,414,332
Total deposits	8,143,526	8,042,566
Borrowings	280,083	517,329
Other liabilities	137,893	131,265
Total liabilities	$8,561,502	$8,691,160

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2024 and December 31, 2023)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at December 31, 2024 and December 31, 2023)	463,706	463,280
Accumulated other comprehensive loss, net of taxes	(46,175)	(66,191)
Retained earnings	977,599	903,877
Treasury shares (1,464,122 shares at December 31, 2024 and 1,506,625 shares at December 31, 2023)	(151,282)	(155,673)
Total shareholders' equity	$1,243,848	$1,145,293
Total liabilities and shareholders' equity	$9,805,350	$9,836,453

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2024	2023	2024	2023

Assets

Cash and due from banks	$122,949	$134,593	$129,070	$147,414
Money market instruments	230,591	105,425	157,292	162,544
Investment securities	1,167,467	1,544,942	1,265,680	1,716,037
Loans	7,757,229	7,387,512	7,627,419	7,222,479
Allowance for credit losses	(87,608)	(85,493)	(85,930)	(87,002)
Loans, net	7,669,621	7,302,019	7,541,489	7,135,477
Bank premises and equipment, net	70,615	76,718	72,689	79,443
Goodwill and other intangible assets	163,221	164,466	163,669	164,960
Other real estate owned	1,079	1,342	1,192	1,654
Other assets	582,785	560,683	570,183	550,025
Total assets	$10,008,328	$9,890,188	$9,901,264	$9,957,554

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,593,128	$2,694,148	$2,564,009	$2,814,259
Interest bearing	5,747,671	5,561,845	5,696,185	5,546,015
Total deposits	8,340,799	8,255,993	8,260,194	8,360,274
Borrowings	279,149	394,423	309,996	371,955
Other liabilities	140,700	136,046	133,954	128,182
Total liabilities	$8,760,648	$8,786,462	$8,704,144	$8,860,411

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	462,146	461,864	461,433	460,973
Accumulated other comprehensive loss, net of taxes	(41,229)	(108,219)	(60,619)	(98,154)
Retained earnings	978,267	906,091	949,160	884,711
Treasury shares	(151,504)	(156,010)	(152,854)	(150,387)
Total shareholders' equity	$1,247,680	$1,103,726	$1,197,120	$1,097,143
Total liabilities and shareholders' equity	$10,008,328	$9,890,188	$9,901,264	$9,957,554

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2024	2024	2024	2024	2023
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$120,870	$120,203	$115,318	$111,211	$108,495
Interest on debt securities:
Taxable	8,641	10,228	10,950	11,899	13,055
Tax-exempt	1,351	1,381	1,382	1,410	2,248
Other interest income	2,751	1,996	1,254	2,120	1,408
Total interest income	133,613	133,808	128,904	126,640	125,206

Interest expense:
Interest on deposits:
Demand and savings deposits	19,802	22,762	20,370	19,855	19,467
Time deposits	7,658	7,073	7,525	7,338	6,267
Interest on borrowings	2,708	2,859	3,172	3,824	4,398
Total interest expense	30,168	32,694	31,067	31,017	30,132

Net interest income	103,445	101,114	97,837	95,623	95,074

Provision for credit losses	3,935	5,315	3,113	2,180	1,809

Net interest income after provision for credit losses	99,510	95,799	94,724	93,443	93,265

Other income	31,064	36,530	28,794	26,200	15,519

Other expense	83,241	85,681	75,189	77,228	79,043

Income before income taxes	47,333	46,648	48,329	42,415	29,741

Income taxes	8,703	8,431	8,960	7,211	5,241

Net income	$38,630	$38,217	$39,369	$35,204	$24,500

Per common share:
Net income - basic	$2.39	$2.37	$2.44	$2.18	$1.52
Net income - diluted	$2.37	$2.35	$2.42	$2.17	$1.51

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2024	2024	2024	2024	2023
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$11,122	$10,615	$10,728	$10,024	$8,943
Service charges on deposit accounts	2,319	2,362	2,214	2,106	2,054
Other service income	3,277	3,036	2,906	2,524	2,349
Debit card fee income	6,511	6,539	6,580	6,243	6,583
Bank owned life insurance income	1,519	2,057	1,565	2,629	1,373
ATM fees	415	471	458	496	517
Pension settlement gain	365	5,783	—	—	—
Loss on sale of debt securities, net	(128)	—	—	(398)	(7,875)
Gain (loss) on equity securities, net	1,852	1,557	358	(687)	353
Other components of net periodic benefit income	2,651	2,204	2,204	2,204	1,893
Miscellaneous	1,161	1,906	1,781	1,059	(671)
Total other income	$31,064	$36,530	$28,794	$26,200	$15,519

Other expense:
Salaries	$37,254	$38,370	$35,954	$35,733	$36,192
Employee benefits	10,129	10,162	9,873	11,560	10,088
Occupancy expense	2,929	3,731	2,975	3,181	3,344
Furniture and equipment expense	2,375	2,571	2,454	2,583	2,824
Data processing fees	10,450	11,764	9,542	8,808	9,605
Professional fees and services	10,465	7,842	6,022	6,817	7,015
Marketing	1,949	1,464	1,164	1,741	1,716
Insurance	1,600	1,640	1,777	1,718	1,708
Communication	1,104	955	1,002	1,036	993
State tax expense	1,145	1,116	1,129	1,110	1,158
Amortization of intangible assets	288	287	320	320	334
Foundation contributions	—	2,000	—	—	1,000
Miscellaneous	3,553	3,779	2,977	2,621	3,066
Total other expense	$83,241	$85,681	$75,189	$77,228	$79,043

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2024	2023	2022	2021	2020

Allowance for credit losses:
Allowance for credit losses, beginning of period	$83,745	$85,379	$83,197	$85,675	$56,679
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	383	—	6,090	—
Charge-offs	18,334	10,863	9,133	5,093	10,304
Recoveries	8,012	5,942	6,758	8,441	27,246
Net charge-offs (recoveries)	10,322	4,921	2,375	(3,348)	(16,942)
Provision for (recovery of) credit losses	14,543	2,904	4,557	(11,916)	12,054
Allowance for credit losses, end of period	$87,966	$83,745	$85,379	$83,197	$85,675

General reserve trends:
Allowance for credit losses, end of period	$87,966	$83,745	$85,379	$83,197	$85,675
Allowance on accruing purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	—	167
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	678
Specific reserves on individually evaluated loans	1,299	4,983	3,566	1,616	5,434
General reserves on collectively evaluated loans	$86,667	$78,762	$81,813	$81,581	$79,396

Total loans	$7,817,128	$7,476,221	$7,141,891	$6,871,122	$7,177,785
Accruing PCD loans (PCI loans for years 2020 and prior)	2,174	2,835	4,653	7,149	11,153
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	360,056
Individually evaluated loans (k)	53,149	45,215	78,341	74,502	108,407
Collectively evaluated loans	$7,761,805	$7,428,171	$7,058,897	$6,789,471	$6,698,169

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.14%	0.07%	0.03%	(0.05)%	(0.24)%
Allowance for credit losses as a % of period end loans	1.13%	1.12%	1.20%	1.21%	1.19%
General reserve as a % of collectively evaluated loans	1.12%	1.06%	1.16%	1.20%	1.19%

Nonperforming assets:
Nonaccrual loans	$68,178	$60,259	$79,696	$72,722	$117,368
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	20,134	28,323	20,788
Loans past due 90 days or more	1,754	859	1,281	1,607	1,458
Total nonperforming loans	$69,932	$61,118	$101,111	$102,652	$139,614
Other real estate owned	938	983	1,354	775	1,431
Other nonperforming assets	—	—	—	2,750	3,164
Total nonperforming assets	$70,870	$62,101	$102,465	$106,177	$144,209
Percentage of nonaccrual loans to period end loans	0.87%	0.81%	1.12%	1.06%	1.64%
Percentage of nonperforming loans to period end loans	0.89%	0.82%	1.42%	1.49%	1.95%
Percentage of nonperforming assets to period end loans	0.91%	0.83%	1.43%	1.55%	2.01%
Percentage of nonperforming assets to period end total assets	0.72%	0.63%	1.04%	1.11%	1.55%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2024	2023	2022	2021	2020

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$60,259	$79,696	$72,722	$117,368	$90,080
New nonaccrual loans	65,535	48,280	64,918	38,478	103,386
Resolved nonaccrual loans	57,616	67,717	57,944	83,124	76,098
Nonaccrual loans, end of period	$68,178	$60,259	$79,696	$72,722	$117,368

Individually evaluated commercial loan portfolio information (period end): (k)
Unpaid principal balance	$58,158	$47,564	$80,116	$75,126	$109,062
Prior charge-offs	5,009	2,349	1,775	624	655
Remaining principal balance	53,149	45,215	78,341	74,502	108,407
Specific reserves	1,299	4,983	3,566	1,616	5,434
Book value, after specific reserves	$51,850	$40,232	$74,775	$72,886	$102,973

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
(in thousands, except share and per share data)	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net interest income	$103,445	$101,114	$95,074	$398,019	$373,113
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	250	281	124	1,154	633
less interest income on former Vision Bank relationships	38	9	35	54	631
Net interest income - adjusted	$103,157	$100,824	$94,915	$396,811	$371,849

Provision for credit losses	$3,935	$5,315	$1,809	$14,543	$2,904
less recoveries on former Vision Bank relationships	—	(234)	—	(1,304)	(788)
Provision for credit losses - adjusted	$3,935	$5,549	$1,809	$15,847	$3,692

Other income	$31,064	$36,530	$15,519	$122,588	$92,634
less loss on sale of debt securities, net	(128)	—	(7,875)	(526)	(7,875)
less pension settlement gain	365	5,783	—	6,148	—
less impact of strategic initiatives	117	—	(1,038)	775	(1,038)
less Vision related OREO valuation adjustments, net	—	1	(370)	115	(370)
less other service income related to former Vision Bank relationships	299	—	40	312	175
Other income - adjusted	$30,411	$30,746	$24,762	$115,764	$101,742

Other expense	$83,241	$85,681	$79,043	$321,339	$309,239
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	288	287	334	1,215	1,323
less Foundation contribution	—	2,000	1,000	2,000	1,000
less special incentive	—	1,700	—	1,700	—
less building demolition costs	44	349	—	458	—
less direct expenses related to collection of payments on former Vision Bank loan relationships	215	—	—	215	100
Other expense - adjusted	$82,694	$81,345	$77,709	$315,751	$306,816

Tax effect of adjustments to net income identified above (i)	$(83)	$(414)	$2,188	$(787)	$1,991

Net income - reported	$38,630	$38,217	$24,500	$151,420	$126,734
Net income - adjusted (h)	$38,319	$36,659	$32,730	$148,459	$134,222

Diluted earnings per common share	$2.37	$2.35	$1.51	$9.32	$7.80
Diluted earnings per common share, adjusted (h)	$2.35	$2.25	$2.02	$9.14	$8.26

Annualized return on average assets (a)(b)	1.54%	1.53%	0.98%	1.53%	1.27%
Annualized return on average assets, adjusted (a)(b)(h)	1.52%	1.47%	1.31%	1.50%	1.35%

Annualized return on average tangible assets (a)(b)(e)	1.56%	1.56%	1.00%	1.56%	1.29%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.55%	1.49%	1.34%	1.52%	1.37%

Annualized return on average shareholders' equity (a)(b)	12.32%	12.56%	8.81%	12.65%	11.55%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	12.22%	12.05%	11.76%	12.40%	12.23%

Annualized return on average tangible equity (a)(b)(c)	14.17%	14.52%	10.35%	14.65%	13.60%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	14.06%	13.93%	13.83%	14.37%	14.40%

Efficiency ratio (g)	61.60%	61.98%	70.93%	61.44%	65.87%
Efficiency ratio, adjusted (g)(h)	61.63%	61.55%	64.48%	61.31%	64.28%

Annualized net interest margin (g)	4.51%	4.45%	4.17%	4.41%	4.11%
Annualized net interest margin, adjusted (g)(h)	4.50%	4.43%	4.17%	4.39%	4.09%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended December 31, 2024, September 30, 2024, and December 31, 2023 and the twelve months ended December 31, 2024 and December 31, 2023, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
AVERAGE SHAREHOLDERS' EQUITY	$1,247,680	$1,210,565	$1,103,726	$1,197,120	$1,097,143
Less: Average goodwill and other intangible assets	163,221	163,509	164,466	163,669	164,960
AVERAGE TANGIBLE EQUITY	$1,084,459	$1,047,056	$939,260	$1,033,451	$932,183

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2024	September 30, 2024	December 31, 2023
TOTAL SHAREHOLDERS' EQUITY	$1,243,848	$1,239,413	$1,145,293
Less: Goodwill and other intangible assets	163,032	163,320	164,247
TANGIBLE EQUITY	$1,080,816	$1,076,093	$981,046

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
AVERAGE ASSETS	$10,008,328	$9,920,633	$9,890,188	$9,901,264	$9,957,554
Less: Average goodwill and other intangible assets	163,221	163,509	164,466	163,669	164,960
AVERAGE TANGIBLE ASSETS	$9,845,107	$9,757,124	$9,725,722	$9,737,595	$9,792,594

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2024	September 30, 2024	December 31, 2023
TOTAL ASSETS	$9,805,350	$9,903,049	$9,836,453
Less: Goodwill and other intangible assets	163,032	163,320	164,247
TANGIBLE ASSETS	$9,642,318	$9,739,729	$9,672,206

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Interest income	$133,613	$133,808	$125,206	$522,965	$471,670
Fully taxable equivalent adjustment	617	594	838	2,432	3,726
Fully taxable equivalent interest income	$134,230	$134,402	$126,044	$525,397	$475,396
Interest expense	30,168	32,694	30,132	124,946	98,557
Fully taxable equivalent net interest income	$104,062	$101,708	$95,912	$400,451	$376,839

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income	$38,630	$38,217	$24,500	$151,420	$126,734
Plus: Income taxes	8,703	8,431	5,241	33,305	26,870
Plus: Provision for credit losses	3,935	5,315	1,809	14,543	2,904
Pre-tax, pre-provision net income	$51,268	$51,963	$31,550	$199,268	$156,508

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com